EXHIBIT 10.17

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

VIDSHADOW PARTNERS INC.

SERIES A SECURED PROMISSORY NOTE

Issuance Date: June 18, 2008	Original Principal Amount: U.S. $1,215,000

FOR VALUE RECEIVED, Vidshadow Partners, Inc. (the "Company"), hereby promises to pay to Vidshadow, Inc., a Delaware corporation ("Holder") the amount set out above as the Original Principal Amount (the "Principal") when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof).  This Series A Promissory Note including all Promissory Notes issued in exchange, transfer or replacement hereof, shall be referred to herein as the "Note".    This Note is being issued to Holder in connection with the amended Stock Purchase Agreement dated March 14, 2008 (“SPA”) entered into by and between the Company and the Holder.

(1)

PAYMENTS OF PRINCIPAL.  On the Maturity Date, the Company shall be required to pay to the Holder an amount in cash representing all outstanding Principal.  The "Maturity Date" shall be December 31, 2008.  The Company may prepay all or any portion of the outstanding Principal of the Note at anytime prior to the Maturity Date.  Upon each such prepayment, a specified portion of the shares of common stock of Holder issued to the Company in connection with the SPA (the “Shares”) shall no longer be secured pursuant to this Note.  Each Share was sold to the Company at a price of $0.3125 per share.  Upon the payment of $0.3125 per share such corresponding number of Shares shall be released from the security interest granted in the Shares pursuant to Section 2 below.  For example upon Holder’s receipt of $312,500 from the Company, the Original Principal Amount of the Note shall be reduced by $312,500 and 1,000,000 of the Shares shall no longer be subject to the security interest.  Upon each such Principal payment, the Company and Holder shall record such payment and release of Shares from the security interest on Schedule I annexed hereto.

(2)

SECURITY INTEREST.  The Company agrees to grant a security interest in the Shares as collateral for the Note, however, the number of Shares subject to such security interest shall be reduced as additional payments of Principal are made by the Company to the Holder.  The security interest in the Shares shall be released as additional Principal payments are made to Holder, in accordance with the example set forth in Section 1 above.   As of the date of this Note there are 3,888,000 shares pledged as security for the Original Principal Amount.  The Company agrees not to sell, transfer, assign or otherwise encumber any of the Shares subject to the security interest of Holder until the security interest in such Shares has been released in accordance with the terms hereof.

(3)

TRANSFER.  This Note may not be offered, sold, assigned or transferred by the Holder without the consent of the Company.

(4)

DEFAULT.  If any portion of the Principal remains outstanding after December 31, 2008, this Note shall be in default and all remaining Shares subject to the security interest shall become the property of the Holder and the remaining Principal amount of the Note shall be forgiven in exchange for the return of such remaining Shares.  There shall be no cure period for a default occurring in accordance with this Section 4.  The Holder shall have no right to seek payment of the remaining Principal balance of the Note and shall accept the return of the remaining Shares subject to the security interest in exchange for cancellation of the Note.

(5)

REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  Amounts set forth or provided for herein with respect to payments shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(6)

PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, financial advisory fees and attorneys' fees and disbursements.

7)

CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(8)

FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(9)

NOTICES; PAYMENTS.

(a)

Notices.  Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 3.2 of the Securities Purchase Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore.

(b)

Payments.  Whenever any payment is required to be made hereunder, such payment shall be made to the Holder in lawful money of the United States of America by check or wire transfer at the Company’s sole discretion.

(10)

CANCELLATION.  After all Principal has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

(11)

WAIVER OF NOTICE.  To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

(12)

GOVERNING LAW; JURISDICTION; SEVERABILITY; JURY TRIAL.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of Los Angeles, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.  Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

 [Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

VIDSHADOW PARTNERS INC.
By:	/s/ Norman Brodeur
Name:	Norman Brodeur
Title:	Manager

SCHEDULE I

Principal Payments and Release of Security Shares

Upon each Principal payment made by the Company to Holder the table below shall be completed to reflect the dollar amount received by Holder and the corresponding number of Shares released from the Security Interest granted to the Holder in the Shares.  Each entry shall be initialed by an authorized officer of the Company and an authorized officer of the Holder.

Date	Principal Payment	Number of Shares Released upon Principal Payment	Company Initials	Holder Initials